UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 9, 2006

                               MY QUOTE ZONE, INC.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

             Nevada                  000-51224                 56-2504276
   ------------------------    ------------------------    ------------------
   (State of Incorporation)    (Commission File Number)     (IRS Employer
                                                           Identification No.)

                     6130 Elton Avenue, Las Vegas, NV 89107
        -------------------------------------------------------------
        (Address of principal executive officers, including Zip Code)

                               (702) 334-4008
                    -------------------------------------
                         (Issuer's Telephone Number)

                              Pavo Royal, Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 9, 2006, the Registrant's Articles of Merger with Pavo Royal, Inc. became effective with the Nevada Secretary of State. As reported in the Registrant's Form 8-K filed with the Commission on December 29, 2005, My Quote Zone, Inc., a Nevada Corporation, acquired all the outstanding shares of common stock of Pavo Royal, Inc., the Registrant, from Pavo Royal's sole stockholder. My Quote Zone, Inc. as owner of Pavo Royal, Inc. changed the name of Pavo Royal, Inc. to My Quote Zone, Inc. when it acquired the Registrant.

The Articles of Merger include a name change of Pavo Royal, Inc. to My Quote Zone, Inc.

The Registrant's Articles of Merger are attached hereto as Exhibit 3.3 and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(c)  Exhibits

     3.3  Articles of Merger



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    My Quote Zone, Inc.
                                ------------------------
                                      Registrant

                                By: /s/ Mark Theis
                                ------------------------
                                 Name:  Mark Theis
                                 Title: Director

Dated:  January 12, 2006

                           EXHIBIT INDEX




   Exhibit No.        Description
   -----------        -----------

       3.3        Articles of Merger